                                                                 EXHIBIT 10 (ff)

                            TERM LOAN PROMISSORY NOTE

August 4, 2003                                                          $498,000

         FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "Borrower") promises to pay to the order of SUNTRUST BANK (hereinafter, together with any subsequent holder hereof, referred to as "Lender") at Lender's office located in Atlanta, Georgia, or at such other place as the holder hereof may designate, the principal sum of FOUR HUNDRED NINETY-EIGHT THOUSAND DOLLARS AND NO/100 CENTS ($ 498,000.00), together with interest on so much of the principal balance of this Term Loan Promissory Note (this "Note") as may be outstanding and unpaid from time to time, calculated on the basis of a 360-day year and actual days elapsed, at the rate or rates per annum indicated below.

         The unpaid principal balance of this Note shall bear interest at a rate per annum equal to five and one-half percent (5.50%).

         The principal balance of this Note shall be payable in one hundred twenty (120) consecutive monthly installments of Four Thousand One Hundred Fifty and no/100 Dollars ($4,150.00) each, commencing on September 1, 2003 and continuing to be due on the first day of each succeeding month thereafter together with a final installment of principal in an amount equal to the entire remaining unpaid principal balance of this Note which shall be due on August 1, 2013 (the "Maturity Date"). Accrued and unpaid interest on this Note shall be due on the same date or dates as indicated above on which payments of principal are due hereunder. All remaining unpaid principal and accrued interest shall be due in full on the Maturity Date.

         Notwithstanding any provision of this Note to the contrary, and regardless of whether or not an Event of Default under this Note shall have occurred and be then continuing, the Lender shall have the right, which may be exercised in its sole discretion, to require that the Borrower repay the entire outstanding principal and accrued interest balance of this Note in full upon the occurrence of the date on which all "Loans" under and as defined in that certain Amended and Restated Credit Agreement, dated as of June 10, 2002, by and between Borrower and Lender (as amended, restated, extended or replaced from time to time, the "Credit Agreement"), either are prepaid or become due and payable, whether at stated maturity, by acceleration or otherwise.

         In consideration of the Lender's acceptance of this Note and making the loan evidenced hereby, Borrower shall pay to Lender a non-refundable origination fee on the date hereof in the amount of $622.50, which fee shall be deemed fully earned upon the Borrower's execution and delivery of this Note.

         During the existence of any Event of Default (as defined below) under this Note, the unpaid principal and accrued interest balance of this Note shall bear interest on each day until paid at the interest rate otherwise in effect under this Note plus, in Lender's discretion, up to an additional two percentage points (2.0%), but only to the extent that payment of such interest on such principal or interest is enforceable under applicable law. All payments or prepayments on this Note shall be applied, first, to interest accrued on this Note through the date of such payment or prepayment and then to principal (and, if principal is payable in installments, partial principal prepayments shall be applied to such installments in the inverse order of their maturity).

         Borrower hereby agrees and acknowledges that this Note and Borrower's indebtedness hereunder are secured by (1) that certain Amended and Restated Security Agreement, dated as of June 10, 2002, by and between the Borrower and the Lender (as the same may be amended, modified, extended or replaced from time to time, the "Security Agreement"), and (2) that certain Security Deed and Agreement, dated March 30, 2001, and recorded in Deed Book Z22, beginning at Page 21, in the Office of the Clerk of the Superior Court of Decatur County, Georgia (as the same may be amended, modified, extended or replaced from time to time, the "Security Deed").

         Borrower may prepay the principal balance of this Note in whole or in part without premium or penalty.

         The occurrence of any one or more of the following events will constitute a default by Borrower hereunder (hereinafter referred to as an "Event of Default"): (i) Borrower fails to pay when due any amount payable under this Note or otherwise fails to perform or breaches a covenant in this Note; (ii) any "Event of Default" (as such term is defined in the Credit Agreement) shall have occurred under the Credit Agreement; or (iii) the Lender shall at any time cease to have an effective and enforceable first priority lien in the real property covered by the Security Deed.

         Upon the occurrence of an Event of Default, Lender, at its option, without demand or notice of any kind, may declare this Note immediately due and payable, whereupon all outstanding principal and accrued interest shall become immediately due and payable; provided, however, that (a) if this Note is payable on demand or on the earlier of demand or an alternative maturity date, then the occurrence of an Event of Default shall not be a condition precedent to Lender's exercise of its unqualified right to demand immediate payment in full of this Note at any time and (b) upon the occurrence of any Event of Default described in clause (vii) or (viii) above, this Note, without demand, notice or declaration by Lender of any kind, shall automatically and immediately become due and payable.

         In case this Note is collected by or through an attorney-at-law, all costs of such collection incurred by the Lender, including reasonable attorney's fees actually incurred by Lender, shall be paid by Borrower.

         Upon the occurrence of an Event of Default hereunder, Lender, without notice or demand of any kind, may hold and set off against any or all outstanding principal or interest owing under this Note as Lender may elect, any balance or amount to the credit of Borrower in any deposit, agency, reserve, holdback or other account of any nature whatsoever maintained by or on behalf of Borrower with Lender at any of its offices, regardless of whether such accounts are general or special and regardless of whether such accounts are individual or joint.

         In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or rate of interest allowed by applicable law (including, without limitation, O.C.G.A. Section 7-4-18) and, in the event any such excess payment is made by Borrower or received by Lender, such excess sum shall be credited as a payment of principal (or if no principal shall remain outstanding, shall be refunded to Borrower). It is the express intent hereof that Borrower not pay and Lender not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under applicable law. All interest (including all charges, fees or other amounts deemed to be interest) which is paid or charged under this Note shall, to the maximum extent permitted by applicable law, be amortized, allocated and spread on a pro rata basis throughout the actual term of this Note and any extension or renewal hereof.

         Time is of the essence of this Note. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other person or entity primarily or secondarily liable on this Note. Lender shall not be deemed to waive any of its rights under this Note unless such waiver be in writing and signed by Lender. No delay or omission by Lender in exercising any of its rights under this Note shall operate as a waiver of such rights and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion.

         This Note shall be governed by and construed and enforced in accordance with the laws of the State of Georgia (without giving effect to its conflicts of law rules). Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

         Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. Without limiting the generality of the foregoing, should more than one person execute this Note as maker, the word "Borrower" as used herein shall include all such persons collectively and each such person individually, and each Borrower shall be jointly and severally liable hereunder. "Person" as used herein means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust or other entity, or any government or any agency or political subdivision thereof. The word "Lender" as used herein shall include transferees, successors and assigns of Lender, and all rights of Lender hereunder shall inure to the benefit of its transferees, successors and assigns. All obligations of Borrower hereunder shall bind such Person's heirs, legal representatives, successors and assigns.

         BORROWER AND LENDER HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT BORROWER OR LENDER MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST BORROWER OR LENDER CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS NOTE OR ANY OTHER AGREEMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH. IN THE EVENT ANY SUCH SUIT OR LEGAL ACTION IS COMMENCED BY BORROWER OR LENDER, BORROWER AND LENDER HEREBY EXPRESSLY AGREE, CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY IN WHICH LENDER'S ADDRESS SHOWN ABOVE IS

LOCATED WITH RESPECT TO SUCH SUIT OR LEGAL ACTION, AND THE BORROWER AND LENDER ALSO EXPRESSLY CONSENT AND SUBMIT TO AND AGREE THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND COUNTY AND THE BORROWER AND LENDER HEREBY EXPRESSLY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE IN SAID COURTS AND COUNTY. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS PARAGRAPH ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAWS OR IN EQUITY.

                  [Remainder of page intentionally left blank]

         SIGNED, SEALED AND DELIVERED by the undersigned Borrower as of the day and year first above set forth.

(CORPORATE SEAL)                         LYNCH SYSTEMS, INC.

                                         By: /s/ [ILLEGIBLE]
                                             -----------------------------------
                                         Title: President

Attest:

/s/ [ILLEGIBLE]
--------------------------
Secretary

                             CERTIFICATE OF BORROWER

                  The undersigned officers of LYNCH SYSTEMS, INC. (the "Corporation"), a South Dakota corporation, hereby certify and covenant in their respective capacities on behalf of the Corporation as follows:

                  1. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of South Dakota, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business, and is duly qualified to do business in every jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary.

                  2. Attached hereto as Exhibit A is a true, correct and complete copy of resolutions of the Directors of the Corporation which were duly adopted on July 28, 2003 (the "Resolutions"). Attached hereto as Exhibit B and Exhibit C are true, correct and complete copies of the Corporation's certificate or articles of incorporation and the Corporation's by-laws respectively, including all amendments thereof through the date hereof (collectively, the "Corporate Documents"). A signed original of the Resolutions appears in the minute book of the Corporation. The Resolutions were adopted in accordance with law and in accordance with the certificate or articles of incorporation and the by-laws of the Corporation. The Resolutions and the Corporate Documents are in full force and effect as of this date and have not been amended, altered or repealed as of the date hereof except as expressly disclosed on the attached exhibits.

                  3. The Corporation has duly authorized, executed and delivered, and approved by all necessary corporate action, the following documents (hereinafter collectively referred to as the "Financing Documents") pursuant to, and in full compliance with, authority granted by the Directors of the Corporation in the Resolutions:

Document                                                              Date
--------                                                              ----
$498,000 Term Loan Promissory Note from Borrower to Lender         August 4, 2003

Second Amendment to Security Deed and Agreement                    August 4, 2003

                  4. The Corporation hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the Financing Documents.

                  5. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Corporation set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

     NAME                                  TITLE                                SIGNATURES
     ----                                  -----                                ----------
Arnold Bowling                           President                    /s/ Arnold Bowling
                                                                     --------------------------------

Janet Grimsley                           Secretary                   /s/ Janet Grimsley
                                                                     --------------------------------

                  6. Each of the representations and warranties of the Corporation contained in the Financing Documents is accurate and complete in all respects as of the date of this certificate, and no Default or Event of Default (as such terms are defined in any of the Financing Documents) has occurred and is continuing as of this date.

                  7. The seal affixed to this certificate and the Financing Documents is the legally adopted, proper and only official corporate seal of the Corporation.

                  8. The Corporation's chief executive office and principal place of business are located in Decatur County, Georgia, and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1954, as amended) is located in Decatur County, Georgia. The Corporation is incorporated in the State of South Dakota.

                  9. The federal taxpayer identification number of the Corporation is 46-0334545.

                  IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Corporation as of the 4TH day of August, 2003.

(CORPORATE SEAL)

                                 /s/ Arnold Bowling
                                ------------------------------------------------
                                Arnold Bowling, President of Lynch Systems, Inc.

/s/ Janet Grimsley
----------------------------------
Janet Grimsley, Secretary of Lynch
Systems, Inc.

                                OWNER'S AFFIDAVIT

         Before the undersigned attesting officer, duly authorized by law to administer oaths in the State of Georgia, personally appeared
ARNOLD BOWLING (hereinafter referred to as "Affiant"), who, being first duly sworn according to law, deposes and says:

1.       That Affiant has personal knowledge of the facts set forth herein.

2. That Affiant has the power and authority, without the consent of any other party, to execute and deliver this affidavit.

3. That Affiant is a representative of Lynch Systems, Inc., a South Dakota corporation ("Borrower"), which owns fee simple title to that certain real property situated in Decatur County, Georgia, more particularly described in EXHIBIT A attached hereto and made a part hereof by this reference (said real property, together with all improvements and fixtures thereon, hereinafter referred to as the "Property").

4. That the organizational documents for Borrower are attached hereto as EXHIBIT C and made a part hereof by this reference and such organizational documents attached hereto as EXHIBIT C are true, correct and complete, including all amendments and modifications of such organizational documents.

5. That since acquiring the Property, Borrower has been, and is now, in open and peaceable possession of the Property, that the Affiant knows of no adverse claims to Borrower's claim of title to the Property (including, without limitation, easement and occupancy rights which do not appear in the public real estate records) other than as referred to on EXHIBIT B attached hereto and made a part hereof by this reference.

6. If any improvements or repairs have been made to the Property, or services of architects, surveyors or engineers performed on or with respect to the Property, by or on behalf of Borrower, within ninety five (95) days prior to this date, the agreed price or the reasonable value of all labor, services and materials has been paid in full to all persons or parties who have provided such labor, services or materials

7. That there is no pending litigation or to the knowledge of Borrower any existing dispute regarding the lines and corners of the Property.

8. That, to the knowledge of Affiant, there are no pending suits, judgments, bankruptcies, executions, liens (other than ad valorem property taxes for the Property not yet due and payable), assessments, restrictions, encroachments, special assessments, special taxing districts, or other encumbrances that do, or could, affect the title to the Property, or constitute a lien thereon, except for the matters set forth in EXHIBIT B attached hereto and made a part hereof.

9. That all charges for water, sewer and other utility services furnished to the Property which are currently due and payable have been paid in full or are being paid from the proceeds of the sale of the Property.

10. That this Affidavit is made with full understanding of the laws concerning the making of affidavits in the State of Georgia and full faith and credit may be given hereto.

11. That, except for those parties listed on EXHIBIT D attached hereto and made a part hereof by this reference no brokers have been engaged by Borrower, with regard to the management, sale, purchase, lease, option or other conveyance of any interest in the Property, and that no notices of lien for any such services has been received by Borrower, and no commission, fee, payment or other compensation except as set forth on the attached EXHIBIT D is owed to any broker (as such term is defined in O.C.G.A. ss.43-40-10) for any services rendered up to and including the date hereof in connection with the Property.

12. That this Affidavit is made for the purpose of inducing SunTrust Bank, a Georgia banking corporation ("Lender"), to make the loan to Borrower evidenced by that certain promissory note in the original principal amount of $498,000.00 dated as of the date hereof, made and delivered by Borrower in favor of Lender (the "Loan"), and Chicago Title Insurance Company to issue a mortgagee policy of title insurance with respect to the Loan.

Sworn to and subscribed before me this [ILLEGIBLE] day of August, 2003.

 [ILLEGIBLE]                               [ILLEGIBLE](SEAL)
----------------------------------        --------------------------------------
             [STAMP]
                   [NOTARIAL SEAL]